Mortgages Payable - Schedule of Minimum Principal Payments (Detail) - Mortgages - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019
Debt Instrument [Line Items]
Remainder of 2020	$ 66
Year 1	271	$ 241
Year 2	281	253
Year 3	292	265
Year 4	1,338	277
Thereafter	884	2,286
Total future minimum payments	3,132	3,322
Less current portion of mortgages payable	(268)	(241)
Mortgages payable, net of current portion	$ 2,864	$ 3,081